Exhibit 10.2

(Certain confidential portions of this Exhibit have been omitted, as indicated by a { * } in the text, and filed with the Commission.)

Amendment #5 to Service Agreement

Morgan Stanley Dean Witter & Co., a corporation having a place of business at 2500 Lake Cook Road, Riverwoods, Illinois (“MSDW”), and International Business Machines Corporation (“IBM”), through its IBM Global Services division, having its headquarters at Route 100, Somers, New York 10589, agree that the following terms and conditions (the “Amendment”) amend and/or supplement the Services Agreement, dated July 1, 1999, between MSDW and IBM as previously amended (the “Agreement”). This Amendment amends and/or supplements only the provision(s) of the Agreement expressly identified below. Unless expressly amended and/or supplemented herein, all terms defined in the Agreement shall have the same meaning in this Amendment. All terms and conditions of the Agreement not otherwise expressly amended and/or supplemented herein remain unchanged and in full force and effect.

The term of this Amendment will be effective as of January 1, 2002 (the “Amendment Effective Date”) and will run concurrently with the Term of the Agreement. Termination provisions of the Agreement apply to this Amendment except as expressly provided herein.

1.0 Amendment to Schedule C to the Agreement

Pursuant to Schedule C to the Agreement, Section 10 – Technology Transfer, the Parties have agreed to certain adjustments, related to the transfer from microfiche technology to the { * } using { * } and { * }. Microfiche services have been eliminated effective January 1, 2002 pursuant to the written agreement of the Parties (see proposal letter to MSDW’s { * }, dated February 13, 2002 which was subsequently accepted by MSDW). The following amendments are made to Schedule C:

1.1 ASC Adjustment:

In Section 4.2 of Schedule C, Table C-2, years 2002 through and including 2005 are hereby deleted and replaced with the following:

Remaining Calendar Years of Term

	2002	2003	2004	2005

ASC	{ * }	{ * }	{ * }	{ * }

1.2 Baseline Removal:

In Attachment C-1 (IPSS Annual Baseline Volumes by Individual Service Element) to Schedule C, Fiche C (copy) and Fiche O (original) baseline volumes are hereby deleted in their entirety.

1.3 ARC/RRC Removal:

In Attachment C-2 (IPSS Services ARCs and RRCs) to Schedule C, ARC and RRC rates for Fiche C (copy) and Fiche O (original) are hereby deleted in their entirety in all tiers.

2.0 General

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall apply.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENT AND 2) THE AGREEMENT DATED JULY 1, 1999, AS AMENDED AND RESTATED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:	Accepted by:
International Business Machines Corporation	Morgan Stanley Dean Witter & Co.

By:/s/ MICHAEL L. GOING	By: /S/ DIANE OFFEREINS
Authorized Signature	Authorized Signature

(Certain confidential portions of this Exhibit have been omitted, as indicated by a { * } in the text, and filed with the Commission.)

Amendment #7 to Service Agreement

Morgan Stanley (f/k/a Morgan Stanley Dean Witter & Co.), a corporation having a place of business at 2500 Lake Cook Road, Riverwoods, Illinois (“MS”), and International Business Machines Corporation (“IBM”), through its IBM Global Services division, having its headquarters at Route 100, Somers, New York 10589, agree that the following terms and conditions (the “Amendment”) amend and/or supplement the Services Agreement, dated July 1, 1999, between MS and IBM as previously amended (the “Agreement”). This Amendment amends and/or supplements only the provision(s) of the Agreement expressly identified below. Unless expressly amended and/or supplemented herein, all terms defined in the Agreement shall have the same meaning in this Amendment. All terms and conditions of the Agreement not otherwise expressly amended and/or supplemented herein remain unchanged and in full force and effect.

The term of this Amendment will be effective as of June 1, 2002 (the “Amendment Effective Date”) except as expressly provided herein, and will run concurrently with the Term of the Agreement. Termination provisions of the Agreement apply to this Amendment except as expressly provided herein.

1.0 Amendment to Schedule C to the Agreement

The following amendments are made to Schedule C:

1.1 Discounted STEDI Charges

The Parties have agreed to add to Schedule C rates for certain Information Exchange Peer Systems (IEPS), formerly known as and commonly referred to as Sears Technology Electronic Data Interchange (STEDI) transactions. These rates were previously made available through SSA DWD 19 – { * } STEDI Pricing for Morgan Stanley, Dean Witter, Discover & Co., which became effective January 1, 1997 and expired June 30, 2002 (the “SSA”). Rates for 1) Non-SENDEN Dataset Input into STEDI, and 2) STEDI Outbound to CICS will be charged under tariff code { * } at the rate set forth in Exhibit 1 to this Amendment. Attachment C-3 (Data Network Services ISEs, Resource Units and Resource Unit Pricing) to Schedule C is hereby deleted in its entirety and is replaced with Exhibit 1 to this Amendment. Exhibit 1 is incorporated herein by reference. This change shall be deemed effective as of July 1, 2002.

1.2 Annual Transaction Routing Reconciliation

Pursuant to that written and executed memo dated March 20, 2000 from { * } to { * }, re: Schedule C: Transaction Charging, the following annual transaction routing reconciliation provision is added following the existing paragraph in Section 5 (Data Network Services Pricing Methodology) of Schedule C. This change shall be deemed effective as of July 1, 1999.

Attachment C-3 (Data Network Services ISEs, Resource Units and Resource Unit Pricing) contains Transaction Pricing Tables 1 through 7, which represent possible tiers for pricing based on the aggregate number of transactions processed during a calendar year. IBM and MSDW intend to base monthly billing on a single Transaction Pricing Table (the “Anticipated Pricing Table”) determined mutually on or before { * } for the coming calendar year. The Anticipated Pricing Table shall be agreed to by the Parties and shall be based on all available data regarding anticipated usage for the coming year. In the event the Parties cannot agree on the Anticipated Pricing Table, the Actual Pricing Table (defined below) for the prior year shall be used.

On or before { * }, IBM shall determine based on actual transaction resource usage for the prior calendar year, the appropriate Transaction Pricing Table for that year (the “Actual Pricing Table”). In the event the Actual Pricing Table is different from the Anticipated Pricing Table, IBM shall calculate an adjustment in accordance with the provisions set forth in the appropriate Transaction Pricing Table (1 through 7) based on actual usage for the prior calendar year and will reflect such adjustment on the next Data Network invoice presented to MS. Any such adjustment amounts paid by Morgan Stanley shall be subject to { * }.

In the event the Agreement is terminated or expires at any time other than the end of a full calendar year, the Actual Pricing Table for that partial year will be determined based on a comparison of 1) actual transaction resources used during the period prior to the termination or expiration of the agreement, and 2) the Transaction Pricing Tables 1 – 7 in Attachment C-3, pro rated for the period of time IBM provided the Services.

1.3 Market Data PVC Rate Changes

The Parties have agreed to certain changes in the Market Data PVC CIR rates as described in that Letter Agreement for Ticker PVC Modifications dated March 14, 2002 (the “Letter Agreement”). The changes include { * } and the addition of rates for CIRs not previously included in Schedule C. The agreed upon rates are set forth in Exhibit 1 to this Amendment. These changes shall be deemed effective as of June 1, 2002.

2.0 General

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

Accepted by:	Accepted by:
International Business Machines Corporation	Morgan Stanley

By: /s/ ROBERT D. ILES	By: /s/ STEVEN C. VAN WYK
Authorized Signature	Authorized Signature

Exhibit 1 to Amendment 7 ATTACHMENT C-3 Data Network Services ISEs, Resource Units and Resource Unit Pricing Version: 12/17/2002
All ISEs marked with a “*” charged on a non-calendar monthly basis.

SNA Dedicated Data Network Access, Installation and Deinstallation Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

Installation of circuit less than or equal to 56kbs	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of circuit greater than 56kbs	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation for 56 MDS and 56/14 SNA	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Expedited Installation surcharge	expedited installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of SNBU 2 Wire or SNBU 4 Wire option	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

De-installation of circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

9.6kbs circuit*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

14.4kbs circuit*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

19.2kbs circuit*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

56 kbs circuit*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNBU 2 Wire option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNBU 4 Wire option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNI Gateway option (for circuits less than 56 kbs)*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNI Gateway option (for circuits equal to or greater than 56 kbs)*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

TCAM usage*	monthly per copy	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

FIG or MIG platform*	monthly usage per platform	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

ICN Platform*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Physical Unit (PU) usage (standard configurations of 15 LUs to 1 PU)*	monthly usage per PU	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Large Physical Unit (PU) usage (configurations of greater than 15 LUs to 1 PU)*	monthly usage per PU	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

High-Volume Site [1,2] (Discover—{ * } )	monthly usage per High-Volume Site	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

High-Volume Site [1,2] (Discover—{ * } )	monthly usage per High-Volume Site	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

High-Volume Site [1,2] (Discover—{ * } )	monthly usage per High-Volume Site	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

High-Volume Site [1,2] (Discover—{ * })	monthly usage per High-Volume Site	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

High-Volume Site [1] (Novus Financial)	monthly usage per High-Volume Site	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNA Dedicated Data Network Access, Installation and Deinstallation Services

		Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

High-Volume Sites [1] (PCG)	monthly usage for the High-Volume Sites	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

[1] Charges based upon configurations existing as of the Effective Date.

[2] Charges for 1999 are effective for July and August, 1999. Thereafter, monthly charges are described in SSA NOV22.

MPN Dedicated Data Network Access, Installation and Deinstallation Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

Installation of 56kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of circuit greater than 56kbs	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Conversion of circuit from 56kbs capacity to higher capacity or vice-versa	conversion per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Conversion of circuit from or to capacity other than 56kbs	conversion per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

56kbs circuit using Cisco 2502 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs circuit using Cisco 2502 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs circuit using Cisco 4000m routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs circuit using Cisco 4500 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs circuit using Cisco 7010 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs circuit using Cisco 7000 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs circuit using Cisco 2502 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs circuit using Cisco 4000m routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs circuit using Cisco 4500 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs circuit using Cisco 7010 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs circuit using Cisco 7000 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512kbs circuit using Cisco 2502 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512kbs circuit using Cisco 4000m routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512kbs circuit using Cisco 4500 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512kbs circuit using Cisco 7010 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512kbs circuit using Cisco 7000 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

DS-1 circuit using Cisco 2502 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

DS-1 circuit using Cisco 4000m routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

DS-1 circuit using Cisco 4500 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

DS-1 circuit using Cisco 7010 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

DS-11 circuit using Cisco 7000 routers*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

56kbs circuit access option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 56kbs capacity circuit access option	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs capacity circuit access option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs capacity circuit access option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MPN Dedicated Data Network Access, Installation and Deinstallation Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

512kbs capacity circuit access option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

DS-1 capacity circuit access option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of circuit greater than 56kbs capacity access option	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Netbios per config option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNA per config option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

IPX per config option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SDLC/Serial Port option *	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Token ring Port option*	monthly usage per circuit	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of SNDM Software	Per copy or license	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Frame-Relay Dedicated Data Network Access Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

Installation of 56kbs circuit Managed Access Connection Install	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 128kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 256kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 384kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 512kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 768kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of 1544kbs circuit	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Installation of PVC	installation per circuit (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

56kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

384kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

768kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

1544kbs Managed Access Connection*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

IP Protocol*	Managed Access Connection per month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SNA Protocol*	Managed Access Connection per month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

IPX Protocol*	Managed Access Connection per month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

4 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

8 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

16 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

32 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

48 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

64 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

128 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

192 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

256 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

320 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

384 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Frame-Relay Dedicated Data Network Access Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

448 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

576 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

640 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

704 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

768 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

832 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

896 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

960 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

1024 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

1544 kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 64kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 128kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 192kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 256kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 320kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 384kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 448kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 512kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 576kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 640kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 704kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 768kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 832kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Frame-Relay Dedicated Data Network Access Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

Market Data PVC 896kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 960kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Market Data PVC 1024kbs Committed Information Rate*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Switched Data Network Access Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

EDI Bisynchronous connectivity	minute of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

EDI connectivity	minute of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

EDI Asynchronous connectivity	minute of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Asynchronous local dial-up per session via IBM Passport (8:00 a.m. through 8:00 p.m. local time) [1]	hour of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Asynchronous local dial-up per session via IBM Passport (8:00 p.m. through 8:00 a.m. local time) [1]	hour of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Asynchronous 800-number dial-up surcharge per session via IBM Passport (8:00 a.m. through 8:00 p.m. local time) [1]	hour of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Asynchronous 800-number dial-up surcharge per session via IBM Passport (8:00 p.m. through 8:00 a.m. local time) [1]	hour of connectivity	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SENDENSW SENDEN connect	minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SENDENBT SENDEN usage	per Kilocharacters	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MB Measured Business Line*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

FFO Fixed Function Terminal*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

[1] Usage for such ISEs shall be billed in { * } increments, with { * } minimum usage per session.

Managed Access Connection Surcharges

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

256 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

384 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

512 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

640 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

768 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

1024 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

1544 kbs port speed*	site month	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

EDI Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

EDI20025 Standard Mailbox Installation	installation per mailbox (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

STEDI10 Bulk Store and Forward Installation	one-time charge	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

EDIINS add mailboxes	installation per mailbox (one-time charge)	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SMBX Mailbox	monthly usage per mailbox	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

STEDI2 Special Mailbox	monthly usage per mailbox	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

STEDI1 Special Mailbox	monthly usage per mailbox	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PROCEDI usage	per Kilocharacter	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PROCEML, SF3044 usage—SENDEN dataset input to STEDI. STEDI outbound non-CICS traffic. dial/leased line traffic into STEDI	per Kilocharacter	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SF3043 usage—STEDI Outbound to CICS region and Non-SENDEN input to STEDI	per Kilocharacter	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Bridge Charges

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

Monthly bridge charge—Phoenix 16*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Monthly bridge charge—Hilliard 7*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Monthly bridge charge—Scottsdale 6*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Monthly bridge to Sandy Utah 2*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing—Table 1

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is less than { * }, then the following charges set forth in this Table 1 shall apply to all such transactions; provided, however, that:

(a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in “Transaction Pricing—Table 2” below (including application of subsection (b) of the proviso), and (ii an amount equal to the product of (A) the applicable BTC11 charge in “Transaction Pricing—Table 2” below, and (B) the difference between { * } and the aggregate number of transactions processed during such calendar year; and

(b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels.

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing—Table 2

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 2 shall apply to all such transactions; provided, however, that:

(a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in “Transaction Pricing—Table 3” below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in “Transaction Pricing—Table 3” below, and (B) the difference between { * } and the aggregate number of transactions processed during such calendar year; and

(b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels.

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing—Table 3

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 3 shall apply to all such transactions; provided, however, that:

(a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in “Transaction Pricing—Table 4” below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in “Transaction Pricing—Table 4” below, and (B) the difference between { * } and the aggregate number of transactions processed during such calendar year; and

(b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels.

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing—Table 4

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 4 shall apply to all such transactions; provided, however, that:

(a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in “Transaction Pricing—Table 5” below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in “Transaction Pricing—Table 5” below, and (B) the difference between { * } and the aggregate number of transactions processed during such calendar year; and

(b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels.

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing—Table 5

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 5 shall apply to all such transactions; provided, however, that:

(a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in “Transaction Pricing—Table 6” below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in “Transaction Pricing—Table 6” below, and (B) the difference between { * } and the aggregate number of transactions processed during such calendar year; and

(b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels.

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing—Table 6

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 6 shall apply to all such transactions; provided, however, that:

(a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in “Transaction Pricing—Table 7” below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in “Transaction Pricing—Table 7” below, and (B) the difference between { * } and the aggregate number of transactions processed during such calendar year; and

(b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels.

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per trans.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per min.	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Transaction Pricing – Table 7

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * }, then the following charges shall apply to all such transactions; provided, however, that for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (a) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing—Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels. For the purposes of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

BTC	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC3	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC4	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC5A	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC11	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT1	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT2	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MT3	per minute	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Miscellaneous Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

SIM Inside Move Install (per drop)	one-time charge	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SMG MIG/ICN Hardware platform install	one-time charge	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SPG Lan Card for 3174 or PC Install	one-time charge	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

STR token ring attachment install	one-time charge	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

USRBINST US Robitics Modem install	one-time charge	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

FOC Field Office Controllers*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

GDDM IBM GDDM Software License	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

HPA Remote Print Config. A*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PP1 token ring LAN	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PP2 PC LAN	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PP3 Token Ring LAN PC3270 V3	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PP7 SDLC PC3270 V3	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PP8 PC3270 V1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PP9 3270 COAX PC3270 V1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPB PC3270 V1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPC 3270 WSP	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPD PSPC	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPE NSA Only	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPF NSA and SDLC	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPH LAN/PC hdwr tr adapter fam/2	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPI LAN/PC hdwr tr adapter 16/4MB	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPK LAN/PC hdwr tr adapter 16/4MB fam/1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPM LAN/PC hdwr MLTPRTCOL fam/2	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPN LAN/PC hdwr 3270 COAX fam/2	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPO LAN/PC hdwr 3270 COAX fam/1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPP LAN/PC sftw LAN support PRGM 1.1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPQ LAN/PC sftw PC LAN PRGM 1.3	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPR LAN/PC sftw 3270 Emulation V3	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PPT LAN/PC sftw OS/2 EE 1.1	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

SFTWR Software (per license)	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

TRB Token Ring Bridge Config A*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

TRBC Token Ring Bridge Config B*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

USRMOD US Robotics Modem*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

VTAMSM Small VTAM access method*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WCAUF FIBER CAU	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

Miscellaneous Services

Charge per Resource Unit (by calendar year)
ISE	Resource Unit	Jan—Jun 2001	July—Dec 2001	Jan—May 2002	June—Dec 2002	2003	2004	2005

HPB Remote Print System Config B*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

HVPORT 3174 Port charge*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

INF Informer 213 terminals	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

LCG Lan controllers gateway config A*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

LCGC Lan controllers gateway config B*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

LMPC LAN Manager PC Hardware	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

LTWABWS LAN to LAN wide area bridge*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MB Dial up drop with MB line*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MOD OFFNET MODEM config A*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

MOD1 Offnet Modem config B*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PR2 Dot Matrix 4224/201 Printer*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PR3 Dot matrix 4224/202 Printer*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PR4 Dot Matrix 3268/002 Printer*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PR5 Laser 3812/002 Printer*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

PR6 3816/01s Page Printer*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

TBA Toshiba Portable PC	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WCAUC Copper CAU	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WLAM LAM—LOBE Access Module	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WS1 Workstation 1*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WS2 Workstation 2*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WS3 Workstation 3*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WS4 Workstation 4*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WS5 Workstation 5*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WS6 Workstation 6*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WSS Workstation on 9371*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

WSSNBU SNBU for workstations*	monthly	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

BTC7 (LIG Warning Bulletins)	per transaction	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

TELEV Teleview	per Kbytes	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }	{ * }

(Certain confidential portions of this Exhibit have been omitted, as indicated by a { * } in the text, and filed with the Commission.)

Amendment #8 to Service Agreement

Morgan Stanley (f/k/a Morgan Stanley Dean Witter & Co.), a corporation having a place of business at 2500 Lake Cook Road, Riverwoods, Illinois (“MS”), and International Business Machines Corporation (“IBM”), through its IBM Global Services division, having its headquarters at Route 100, Somers, New York 10589, agree that the following terms and conditions (the “Amendment”) amend and/or supplement the Services Agreement, dated July 1, 1999, between MSDW and IBM as previously amended (the “Agreement”). This Amendment amends and/or supplements only the provision(s) of the Agreement expressly identified below. Unless expressly amended and/or supplemented herein, all terms defined in the Agreement shall have the same meaning in this Amendment. All terms and conditions of the Agreement not otherwise expressly amended and/or supplemented herein remain unchanged and in full force and effect.

The term of this Amendment will be effective as of September 1, 2002 (the “Amendment Effective Date”) except as expressly provided herein, and will run concurrently with the Term of the Agreement. Termination provisions of the Agreement apply to this Amendment except as expressly provided herein.

1.0 Amendment to Schedule C to the Agreement

The following amendments are made to Schedule C:

1.3 { * } Normalization

The Parties have agreed to utilize a normalization factor for the { * }, as defined herein. Effective September 1, 2002, Section 3 (Individual Service Elements and Resource Unit Definition), of Schedule C, Subsection 3.1 (c) (Tape Utilization ISEs) subpart (ii) (Tape Mounts) is hereby deleted in its entirety and replace with the following:

(c) Tape Utilization ISEs.

(ii) Tape Mounts. One (1) Resource Unit for this ISE shall equal one (1) scratch or specific tape mount provided manually, using automated tape mount handling or through large tape library systems, each in response to a mount request initiated by MS, except that any such scratch or specific tape mounted to an { * } shall be normalized by multiplying each { * } by a factor of { * } so that a { * } represents { * }. Any { * } utilized to restore MS datasets where the restoration uses { * } or { * }, will not be subject to normalization as set forth herein.

2.0 General

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall apply.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND

EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENT AND 2) THE AGREEMENT DATED JULY 1, 1999, AS AMENDED AND RESTATED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:	Accepted by:
International Business Machines Corporation	Morgan Stanley

By: /s/ ROBERT D. ILES	By: /s/ DIANE OFFEREINS
Authorized Signature	Authorized Signature

(Certain confidential portions of this Exhibit have been omitted, as indicated by a { * } in the text, and filed with the Commission.)

Amendment #9 to Service Agreement

Morgan Stanley (f/k/a Morgan Stanley Dean Witter & Co.), a corporation having a place of business at 2500 Lake Cook Road, Riverwoods, Illinois (“MS”), and International Business Machines Corporation (“IBM”), through its IBM Global Services division, having its headquarters at Route 100, Somers, New York 10589, agree that the following terms and conditions (the “Amendment”) amend and/or supplement the Services Agreement, dated July 1, 1999, between MSDW and IBM as previously amended (the “Agreement”). This Amendment amends and/or supplements only the provision(s) of the Agreement expressly identified below. Unless expressly amended and/or supplemented herein, all terms defined in the Agreement shall have the same meaning in this Amendment. All terms and conditions of the Agreement not otherwise expressly amended and/or supplemented herein remain unchanged and in full force and effect.

The term of this Amendment will be effective as of December 15, 2002 (the “Amendment Effective Date”), and will run concurrently with the Term of the Agreement. Termination provisions of the Agreement apply to this Amendment except as expressly provided herein.

1.0 Amendment to Section 22.3 of the Agreement

In the table under “In the Case of MSDW,” delete the parenthetical { * } and replace it with { * }.

2.0 General

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall apply.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

Accepted by:	Accepted by:
International Business Machines Corporation	Morgan Stanley

By: /S/ STEPHEN HART	By: /S/ STEVEN C. VAN WYK
Authorized Signature	Authorized Signature